                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]CONFIDENTIAL, FOR USE OF THE
[_] Preliminary Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           MICRO GENERAL CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                           MICRO GENERAL CORPORATION
                           1740 EAST WILSHIRE AVENUE
                          SANTA ANA, CALIFORNIA 92705
                                (714) 667-0557

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1996

                                                                 April 19, 1996

To the Shareholders of
Micro General Corporation

  The Annual Meeting of Shareholders of Micro General Corporation, a Delaware corporation (the "Company"), will be held at the Company's headquarters, 1740
E. Wilshire Ave., Santa Ana, California, on May 21, 1996, at 10 A.M., local time, for the following purposes:

  1. To elect a board of five (5) directors, with each director so elected to hold office until the next Annual Meeting and until his successor has been elected and qualified.

  2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 4,000,000 to 10,000,000.

  3. To transact such other business as may properly come before the Annual Meeting and any continuation or adjournment thereof.

  The Board of Directors has fixed March 22, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, ENVELOPE. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                          By order of the Board of Directors,

                                          /s/ LINDA I. MORTON
                                          ---------------------------
                                          Linda I. Morton
                                          Corporate Secretary

                           MICRO GENERAL CORPORATION

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1996

                               ----------------

  This Proxy Statement is being furnished to shareholders of Micro General Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters, 1740 E. Wilshire Avenue., Santa Ana, California, on May 21, 1996, at 10 A.M., local time, and at any continuation or adjournment thereof.

  This proxy statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed to shareholders on or about April 19, 1996. A copy of the Company's Annual Report to shareholders for the fiscal year ended December 31, 1995, which contains audited financial statements, is concurrently being mailed to all shareholders of record on March 22, 1996.

  The Company's corporate office is located at 1740 E. Wilshire Ave., Santa Ana, California 92705. The Company's phone number is 714-667-0557.

                                 VOTING RIGHTS

  As of March 22, 1996, the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the Annual Meeting, there were 1,948,166 shares of the Company's Common Stock outstanding. Each share entitles the holder to one vote on each matter to come before the Annual Meeting, except that shareholders are entitled to cumulative voting rights in the election of directors. Cumulative voting rights entitled a stockholder to give one nominee that number of votes equal to the number of directors to be elected multiplied by the number of shares owned by him or her, or to distribute such number of votes among two or more nominees in such proportion as the stockholder may choose. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. In order for one or all shareholders to cumulate votes, one stockholder must give notice to the Secretary prior to the voting at the Annual Meeting of his or her intention to cumulate his or her votes. In the event that anyone other than the five nominees listed below should be nominated for election as a director, the persons named in the proxy will have authority, to be exercised in their discretion, to vote cumulatively for less than all the nominees.

  Properly executed and returned proxies, unless revoked, will be voted as directed by the stockholder or, in the absence of such direction, by the persons named therein FOR the election of the 5 director nominees listed below, and FOR the approval of Proposal 2 relating to the proposed amendment to the Company's Certificate to increase the Company's authorized capital structure. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. A proxy may be revoked at any time before it is voted by delivery of written notice of revocation to the Secretary of the Company or by delivery of a subsequently dated proxy, or by attendance at the Annual Meeting and voting in person. Attendance at the Annual Meeting without also voting will not in and of itself constitute the revocation of a proxy. The cost of soliciting proxies will be borne by the Company. It is expected that proxies will be solicited exclusively by mail; however, if it should appear desirable to do so, directors, officers and employees of the Company may communicate with shareholders, banks, brokerage houses, nominees and others by telephone, facsimile machine, or in person, to request that proxies be furnished.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 22, 1996, by (i) each of the current directors of the Company, (ii) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and (iii) all current directors and executive officers of the Company as a group. Except as may be indicated in the footnotes to the table, each of such persons has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                    AMOUNT AND      PERCENT OF
                                                    NATURE OF       OUTSTANDING
                  NAME AND ADDRESS             BENEFICIAL OWNERSHIP   COMMON
                OF BENEFICIAL OWNER             OF COMMON STOCK(1)   STOCK(2)
                -------------------            -------------------- -----------
      Mr. Thomas E. Pistilli..................        22,334(2)         1.1
       1740 E. Wilshire Ave.
       Santa Ana, CA 92705
      Fidelity National Financial, Inc........       731,216(3)        37.5
       17911 Von Karman Ave.
       Suite 510
       Irvine, CA 92714
      Mr. William P. Foley, II................         3,333(4)          (1)
       17911 Von Karman Ave.
       Suite 510
       Irvine, CA 92714
      Mr Carl A. Strunk.......................         3,333(4)          (1)
       17911 Von Karman Ave.
       Suite 510
       Irvine, CA 92714
      Mr. John J. Cahill......................         3,333(4)          (1)
       1310 Gulf Boulevard #10-A
       Clearwater, FL 34630
      Richard H. Pickup.......................       197,800           10.2
       500 Newport Center Dr #550
       Newport Beach, CA 92660
      All Officers and Directors..............        41,666(5)         2.1
       as a Group (10 persons)

- --------
(1) Less than 1%.
(2) Includes 3,334 shares of record held by Mr. Pistilli and 19,000 shares currently exercisable under the 1991 Stock Option Plan.
(3) Represents shares held of record by Fidelity National Financial, Inc. Messrs. Foley and Strunk are the Chief Executive Officer and Chief Financial Officer respectively of Fidelity National Financial Inc.
(4) Represents shares currently exercisable under the 1991 Stock Option Plan.
(5) Includes an aggregate of 41,666 shares which are not outstanding but which may be acquired on exercise of options held by officers and directors of the Company.

                             ELECTION OF DIRECTORS

                                  PROPOSAL 1

NOMINEES

  The Company's current Board of Directors has nominated five (5) individuals, Messrs. John J. Cahill, William P. Foley II, George E. Olenik, Thomas E. Pistilli, and Carl A. Strunk for election as directors of the Company at the Annual Meeting, each to serve as such until the next annual meeting of the Company's shareholders and until their respective successors are elected and qualified. While the Company's Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director of the Company, the proxies solicited hereby will be voted for such other persons as shall be designated by the Company's Board of Directors should any nominee become unavailable to serve.

  Certain information concerning the five persons to be nominated at the Annual Meeting by the Company's Board of Directors for election as directors of the Company for the ensuing year is set forth below:

            NOMINEE                PRINCIPAL OCCUPATION                AGE
            -------                --------------------                ---
      John J. Cahill         Independent Consultant                     63
      William P. Foley, II   Chairman of the Board and Chief
                              Executive Officer of Fidelity
                              National Financial, Inc.                  51
      George E. Olenik       President and Chief Executive
                              Officer of Pick Systems                   64
      Thomas E. Pistilli     President, Chief Executive
                              Officer, Chief Financial Officer
                              and Director of the Company               53
      Carl A. Strunk         Executive Vice President, Chief
                              Financial Officer and Trea-
                              surer of Fidelity National
                              Financial, Inc.                             58

JOHN J. CAHILL

  Mr. Cahill has served as a director of the Company since February 1995. Mr. Cahill is currently serving as Chairman of the Board of Dataram Corporation. He served as President and CEO of Rockaway Corporation (a New York Stock Exchange company prior to its acquisition by ASCOM/Hasler) from 1974 to 1989.

WILLIAM P. FOLEY, II

  Mr. Foley has served as a director of the Company since June 1994. He is the Chairman of the Board and Chief Executive Officer of Fidelity National Financial, Inc. and has been since its formation in 1984. Mr. Foley is also currently serving as the Chairman of the Board and Chief Executive Officer of CKE Enterprises, Inc., and is a director of Holly Residential Properties, Inc.

GEORGE E. OLENIK

  Mr. Olenik has served as a director of the Company since December 1989. Mr. Olenik is currently the CEO of Pick Systems Inc., Irvine, California. Prior to joining Pick Systems Inc. he served as an analyst consultant for Inco Venture Capital Management. He formerly served as President and a member of the board of directors of Micro Five Corporation.

THOMAS E. PISTILLI

  Mr. Pistilli has served as the President, Chief Executive Officer, Chief Financial Officer, and Director since November 1994. Prior to joining the Company Mr. Pistilli served as a management consultant to the Company for approximately two years. Mr. Pistilli is the former President and CEO of International Mailing Systems, Inc. (Ascom/Hasler), Shelton Connecticut, where he served in that capacity for 11 years. Mr. Pistilli, a Certified Public Accountant, was previously employed by KPMG Peat Marwick LLP for 7 years.

CARL A. STRUNK

  Mr. Strunk has served as a director of the Company since June 1994. Mr. Strunk joined Fidelity Title in February 1992 as Executive Vice President. He was named Executive Vice President and Chief Financial Officer of Fidelity National Financial, Inc. in March 1992. Prior to his employment with Fidelity National Financial, Inc., Mr. Strunk was President of Land Resources Corporation from 1986 to 1991. Mr. Strunk is a Certified Public Accountant. He is also currently serving as a director of Pac Rim Holding Corporation.

STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

  During the last fiscal year, the Company's Board of Directors held a total of 5 regular and special meetings or otherwise took action by written consent. The Board of Directors has no separate nominating or compensation committees, but does have Audit and Stock Option Committees. The Audit Committee consults with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter. The Audit Committee, with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. Messrs. Cahill, Foley, Olenik and Strunk, none of whom is an employee of the Company, are the current members of the Audit Committee. During the last fiscal year, the Audit Committee held 1 meeting. The Stock Option Committee is appointed by the Board of Directors. During the last fiscal year, 4 of the directors attended in excess of 75% of each of the meetings of the Board and each committee, if any, of which he was a member.

KEY EMPLOYEES

  In addition to Mr. Pistilli, the Company has 3 additional key employees John
J. Horbal, Linda I. Morton and Gerald W. Simmons.

  Mr. Horbal joined the Company as Vice President-Research & Development in January 1995. In June 1995, Mr. Horbal was named Vice President of Engineering. Prior to joining the Company, Mr. Horbal was with ASCOM/HASLER and Better Packages, Shelton, Connecticut, for 25 years serving as Director of Engineering, Director of Research and Development, and Chief Engineer.

  Ms. Morton was elected Corporate Secretary in June 1991. She joined the Company in September 1983 and has served in various management accounting positions. She is currently serving as Controller of the Company.

  Mr. Simmons joined the Company as Vice President-Sales & Marketing in July 1995. Prior to joining the Company, Mr. Simmons was with MOS Scale, Costa Mesa, California for over 10 years serving as Vice President-Sales and Marketing.

            REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION

  The Board of Directors is composed of outside directors, with the exception of the CEO, and is responsible for setting and administering the policies which govern both annual compensation and stock ownership programs.

  The annual compensation programs of the Company are based on performance. Micro General's employee annual compensation is comprised of a base salary coupled with a management bonus and stock options the amounts of which are determined based on the achievement of specific goals.

  The Company adopted a management bonus plan for fiscal year 1995 which provided for bonuses in the form of cash to be paid to officers and other key employees of the Company based upon the fiscal year 1995 performance of the Company and each participant's individual performance. The Board determined that no management bonuses were to be paid for fiscal 1995.

                                          MICRO GENERAL CORPORATION
                                          Board of Directors
April 19, 1995
                                          John J. Cahill
                                          William P. Foley II
                                          Thomas E. Pistilli
                                          George E. Olenik
                                          Carl A. Strunk

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

CASH COMPENSATION

  The following table sets forth certain information concerning the cash renumeration paid by the Company to the CEO for services rendered during the three most recent fiscal years. No other executive officers of the Company received cash compensation in excess of $100,000 during fiscal year 1995.

        NAME AND PRINCIPAL      FISCAL                        OTHER
             POSITION            YEAR   SALARY     BONUSES COMPENSATION  TOTAL
        ------------------      ------ --------    ------- ------------ --------
   Thomas E. Pistilli..........  1995  $146,539     $-0-      $7,000    $153,539
   President & Chief             1994    18,025(1)   -0-         900      18,925
   Executive Officer             1993       -0-      -0-         -0-         -0-

- --------
(1) Mr. Pistilli was appointed President & Chief Executive Officer on November 8, 1994. Mr. Pistilli's earnings are pro-rated for the period of November 8, 1994 to December 31, 1994 based on an annual salary of $140,000.

  The Company currently pays directors' fees of $3,000 per meeting to all non-employee directors for attending board meetings.

STOCK PERFORMANCE

  Pursuant to recent SEC regulations, listed on the next page is the performance of the cumulative total return to shareholders (stock price appreciation) during the previous 5 years in comparison to returns on the NASDAQ Stock market index and Nasdaq Computer Manufacturers Stock index.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                           MICRO GENERAL CORPORATION

                                   [GRAPH]


                                    LEGEND

 CRSP TOTAL RETURNS
     INDEX FOR:                          12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95
- -------------------                      -------- -------- -------- -------- -------- --------
Micro General Corporation                100.0    137.5    112.5    140.0    170.0    120.0
Nasdaq Stock Market (U.S. Companies)     100.0    160.6    186.9    214.5    209.7    296.3
Nasdaq Computer Manufacturers Stock      100.0    139.9    188.1    178.2    195.7    308.2
SIC 3570-3579 US & Foreign

  NOTES:

    A. The lines represent annual index levels.
    B. The index level for all series was set to $100.0 on 12/31/90.

STOCK OPTION PLANS

  In October 1981, the Company established its Incentive Stock Option Plan (the "ISO Plan"), which was approved by the Company's shareholders at the July 7, 1982 annual meeting of shareholders and amended and restated by the Company's shareholders at the August 23, 1983, May 22, 1986, June 18, 1992 and May 8, 1995 annual meetings of shareholders. The ISO Plan provides for the granting of "incentive stock options" (within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended) to employees of the Company and is administered by the Stock Option Committee (the "Option Committee"), which is appointed by the Board. The purpose of the ISO Plan is to provide employees with additional incentive by offering them a greater interest in the continued success of the Company through increased stock ownership. The 1991 Stock Plan (1991 Plan)consists of 220,000 authorized shares of Common Stock of the Company will terminate on October 7, 2001 by its terms and the 1995 Stock Option Plan (1995 Plan) consists of 200,000 authorized shares of Common Stock of the Company and will terminate on February 9, 2005. Each option terminates on the fifth anniversary of its grant or at such earlier time as the Option Committee may determine. The Option Committee makes recommendations to the Board, for its approval, as to whom options are granted, the number of shares covered by each option, the time or times at which such options are granted and exercisable and the purchase price of Common Stock covered by the option (which is not less than the fair market value of such stock on the date of grant of such option). The option holder must remain in the continuous employ of the Company from the date of the grant to and including the date of exercise or all or a portion of the options granted, and no option is exercisable more than three months after termination of an optionee's employment with the Company unless termination of employment occurs by reason of disability or death.

  As of March 31, 1996, there were options outstanding under the 1991 Plan in respect of an aggregate of 145,000 shares of Common Stock with an average exercise price per share of $2.23 and there were 13 participants in the ISO Plan. There were no options outstanding under the 1995 Plan.

                          STOCK OPTION SUMMARY REPORT

   Total Number of Common Shares Outstanding at March 31, 1996......  1,948,164
   Total Number of Common Shares Authorized to be Granted as Op-
    tions...........................................................    420,000
   Percentage of Total Common Shares Outstanding Authorized.........       21.6%
   Total Number of Options Granted to Date Under Current Authoriza-
    tion............................................................    145,000
   Percentage of Total Authorized...................................        7.4%
   Total Number of Options Granted in Fiscal 1995...................    110,000
   Total Number of Options Granted to Thomas Pistilli, CEO in Fiscal
    1995............................................................     57,000
   Percentage of Total Number of Options Granted to CEO in Fiscal
    1995............................................................       51.8%

                              OPTION GRANT TABLE

                     OPTIONS GRANTED IN CALENDAR YEAR 1995

                                                                           POTENTIAL
                                                                           REALIZED
                                                                           VALUE AT
                                                                            ASSUMED
                                                                         ANNUAL RATES
                                                                           OF STOCK
                                                                             PRICE
                           INDIVIDUAL GRANTS                             APPRECIATION
- ------------------------------------------------------------------------ -------------
  (A)                        (B)           (C)         (D)       (E)      (F)    (G)
                                       % OF TOTAL    EXERCISE
                           OPTIONS   OPTIONS GRANTED OR BASE
                         GRANTED (#) TO EMPLOYEES IN  PRICE   EXPIRATION
 NAME                     (A)(B)(C)   CALENDAR YEAR   ($/SH)     DATE    5%($)  10%($)
 ----                    ----------- --------------- -------- ---------- ------ ------
T. Pistilli ............   57,000         51.8%      $2.3125   3-15-99   $2.428 $2.544

- --------
(A) All shares were granted under the Company's 1991 Incentive Stock Option Plan which is administered by the Company's Stock Option Committee.

(B) Options are exercisable starting 12 months after the grant date with 1/3 of the shares covered thereby becoming exercisable at that time and with an additional 1/3 of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the occurring on the third anniversary date. Any unaccrued options terminate when the grantee's relationship with the Company is terminated for any reason.
(C) The options have an exercise term of 4 years, subject to earlier termination in certain events related to termination of employment.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

               AGGREGATE OPTION EXERCISES IN CALENDAR YEAR 1995
                      AND CALENDAR YEAR-END OPTION VALUE

                                                        NUMBER OF
                                                       UNEXERCISED  VALUE OF UNEXERCISED
                                                       OPTIONS AT   IN-THE-MONEY OPTIONS
                           SHARES                       12/31/95        AT 12/31/95
                         ACQUIRED ON       VALUE      EXERCISABLE/      EXERCISABLE/
          NAME           EXERCISE (#) REALIZED ($)(A) UNEXERCISABLE    UNEXERCISABLE
          ----           -----------  --------------- ------------- --------------------
Thomas E. Pistilli......     -0-            -0-         0/57,000         $0/($7,581)

- --------
(A)Market Value of shares acquired at exercise date minus the exercise price of options.

             AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE
                       AUTHORIZED SHARES OF COMMON STOCK

                                  PROPOSAL 2

  The Company's Board of Directors has unanimously approved an amendment (the Amendment) to Article Fourth of the Company's Certificate of Incorporation to increase the respective numbers of shares of Common Stock which the Company is authorized to issue. At present the Company's Certificate of Incorporation authorizes the issuance of up to 4,000,000 shares of Common Stock. The proposed Amendment would increase the number of shares of Common stock authorized for issuance to 10,000,000. The complete text of Article Fourth of the Company's Certificate of Incorporation, as proposed to be amended, is included in this Proxy Statement as Exhibit A.

  As of the date hereof, there are an aggregate of 1,948,164 shares of Common Stock outstanding. In addition an aggregate of 420,000 shares of Common Stock have been reserved for issuance upon exercise of stock options. Consequently, when the proposed Amendment is approved by the Company's shareholders, the Company would have a sufficient number of authorized but unissued shares of Common Stock for issuance to raise additional equity capital, to take advantage of opportunities to make acquisitions and other corporate purposes.

  The Board of Directors believes that the currently authorized numbers of shares of Common Stock should be increased to allow the Board the flexibility to issue additional Common Stock as a means of obtaining additional funding for research and development projects. Accordingly, the Board of Directors has unanimously recommended that the Company's shareholders vote FOR the proposed Amendment. Approval of the proposed Amendment by the Company's shareholders will require the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitle to vote.

CERTAIN TRANSACTIONS

  None.

                     COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Rules adopted by the Securities and Exchange Commission (SEC) under Section 16(a) of the Securities Exchange Act of 1934 require the Company's officers and directors, and persons who own more than ten percent of the issued and outstanding shares of the Company's Common Stock, to file reports of their ownership, and changes in ownership, of such securities with the SEC on SEC Forms 3, 4 or 5, as appropriate. Officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

  Based solely upon a review of Forms 3, 4 and 5, and amendments thereto furnished to the Company during its most recent fiscal year end, and any written representations provided to it, the Company is advised that all filings were timely and correctly made.

                            INDEPENDENT ACCOUNTANTS

  KPMG Peat Marwick LLP was retained to serve as the Company's independent certified public accountants for fiscal year 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, and to be available to respond to any stockholder questions directed to KPMG Peat Marwick LLP. This representative will have an opportunity to make a statement if KPMG Peat Marwick LLP so desires.

                             SHAREHOLDER PROPOSALS

  In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of shareholders, proposals by the Company's shareholders intended to be presented at such annual meeting must be received by the Company no later than ninety (90) days prior to April 12, 1997.

                                ANNUAL REPORTS

  The Company's 1995 Annual Report to shareholders, which includes audited financial statements for the Company's fiscal year ended December 31, 1995, is being mailed with this proxy statement to shareholders of record on March 22, 1996. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any amendments thereto, is available without charge to any stockholder of the Company upon written request to Secretary, Micro General Corporation, 1740 East Wilshire Avenue, Santa Ana, California, 92705. If copies of any of the Exhibits thereto are requested, a copying charge of $.20 per page will be made.

                                 OTHER MATTERS

  The Board of Directors of the Company is unaware of any other business to be presented for consideration at the Annual Meeting. If any other business should properly come before the meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

                                          By order of the Board of Directors

                                          /s/ LINDA I. MORTON
                                          ---------------------
                                          Linda I. Morton
                                          Corporate Secretary

Santa Ana, California
April 19, 1996

                                   EXHIBIT A

The Board of Directors of the corporation adopted and approved the following resolution amending Article Fourth of the Certificate of Incorporation:

  "NOW, THEREFORE, BE IT RESOLVED, that Article Fourth of the Certificate of Incorporation is hereby amended by deleting the first paragraph of Article Fourth in its entirety and replacing it with the following:

    "The total number of shares of stock which the Corporation shall have authority to issue is Eleven Million (11,000,000), consisting of Ten Million (10,000,000) shares of common stock, $.05 par value per share (the Common Stock), and One Million (1,000,000) shares of preferred stock, $.05 par value per share (the Preferred Stock). Upon November 18, 1992, each five outstanding shares of Common Stock are combined, reconstituted and converted into one share of Common Stock.' "

                           MICRO GENERAL CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Thomas E. Pistilli and Linda Morton, and each of them, as attorneys-in-fact and proxies for the undersigned, with full power of substitution, to represent the undersigned and vote, as designated below, all of the shares of Common Stock of Micro General Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Micro General Corporation to be held on May 21, 1996 or at any adjournment or continuation thereof.

1. ELECTION OF DIRECTORS:
                                        WITHHOLD
                             FOR        AUTHORITY     ABSTAIN
   John J. Cahill            [_]          [_]           [_]
   William P. Foley II       [_]          [_]           [_]
   George E. Olenik          [_]          [_]           [_]
   Thomas E. Pistilli        [_]          [_]           [_]
   Carl A. Strunk            [_]          [_]           [_]

2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 4,000,000 to 10,000,000.
                             [_]          [_]           [_]

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE FIVE NOMINEES LISTED ABOVE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.



3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

Please sign exactly as name appears below, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full titles as such.

                                            Dated _______________________, 1995

                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature (if held jointly)

                                            WHETHER OR NOT YOU PLAN TO ATTEND
                                            THE ANNUAL MEETING, YOU ARE URGED
                                            TO MARK, SIGN, DATE AND PROMPTLY
                                            RETURN THIS PROXY, USING THE
                                            ENCLOSED ENVELOPE.